Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of August 4, 2008, is by and among PINNACLE GAS RESOURCES, INC., a Delaware corporation, the Lenders from time to time party hereto, and THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent and as Issuer.

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement (as amended by that certain Letter Regarding Waiver and Amendment to Credit Agreement dated March 9, 2007 and as further amended and supplemented from time to time, the “Credit Agreement); and

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.               Definitions.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2.               Amendments.

(a)           Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)            The definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

“Applicable Margin” means, for any day and with respect to all Loans maintained as Eurodollar Loans or ABR Loans, the applicable percentage set forth below corresponding to the Utilization Percentage Share:

If the Utilization Percentage Share is:	Then the Applicable Margin for Eurodollar Loans is:	Then the Applicable Margin for ABR Loans is:	Commitment Fee is:
Greater than or equal to 90%	2.50%	1.25%	0.50%
Greater than or equal to 75% but less than 90%	2.25%	1.00%	0.50%
Greater than or equal to 50% but less than 75%	2.00%	0.75%	0.50%
Greater than or equal to 25% but less than 50%	1.75%	0.50%	0.50%
Less than 25%	1.50%	0.25%	0.50%

If at any time the Borrower fails to deliver a Reserve Report or Probable and Possible Report pursuant to Section 2.8.2 or 2.8.3, then the “Applicable Margin” means the rate per annum set forth on the grid when the Utilization Percentage Share is at its highest level until such time as such Reserve Report and such Probable and Possible Report have been delivered.

(ii)           A new definition “Availability Utilization Percentage Share” shall be inserted into Section 1.1 in the appropriate alphabetical order:

“Availability Utilization Percentage Share” means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Credit Exposures of the Lenders on such day, and the denominator of which is the difference of (i) the product of EBITDA of the preceding four fiscal quarters, as calculated in the most recent Compliance Certificate, multiplied by three (3) less (ii) the aggregate Permitted Subordinated Debt of the Borrower and its Subsidiaries outstanding,  in effect on such day.”

(iii)          A new definition “Utilization Percentage Share” shall be inserted into Section 1.1 in the appropriate alphabetical order:

“Utilization Percentage Share” means, the greater of the Borrowing Base Utilization Percentage Share and the Availability Utilization Percentage Share.”

(b)           Section 7.15.4.  Section 7.15.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.15.4 Total Senior Debt to Annualized EBITDA. The Borrower will not permit the ratio of Total Senior Debt to Annualized EBITDA to be greater than 3.0 to 1.0 as of the last day of each calendar quarter.”

Section 3.               Conditions to Effectiveness.  This Amendment shall be deemed effective as of the date hereof following the satisfaction of the following conditions:

(a)           the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent, and the Required Lenders; and

(b)           the Administrative Agent shall have received an amendment fee in an amount equal to Thirty Thousand Dollars ($30,000.00) for the account of the Administrative Agent.

Section 4.               Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect hereto:

(a)           the representations and warranties of the Borrower and each Subsidiary contained in the Loan Documents are true and correct in all material respects on and as of the date hereof, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b)           the execution, delivery and performance by the Borrower and each Subsidiary of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment, along with the Credit Agreement as amended hereby and other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)           neither the execution, delivery and performance of this Amendment by the Borrower and each Subsidiary, the performance by them of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of the Borrower or any Subsidiary’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d)           no Material Adverse Effect has occurred and is continuing; and

(e)           no Default or Event of Default has occurred and is continuing.

Section 5.               Ratification.

(a)           This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as hereby amended, and all Obligations in connection therewith, are hereby ratified, approved and confirmed in each and every respect.  On and after the effectiveness of this Amendment in accordance with Section 3 above, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment.  This Amendment is a Loan Document.

(b)           The Borrower and each of its Subsidiaries hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of each of the

Security Documents, including without limitation all Mortgages, Pledge and Security Agreements, and Guaranties, to which it is a party.

Section 6.               Costs and Expenses.  As provided in Section 9.4 of the Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

Section 7.               GOVERNING LAW. THIS AGREEMENT HAS BEEN NEGOTIATED, IS BEING EXECUTED AND DELIVERED, AND WILL BE PERFORMED IN WHOLE OR IN PART, IN THE STATE OF NEW YORK, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THE LOAN DOCUMENTS, EXCEPT TO THE EXTENT THE LAWS OF ANY JURISDICTION WHERE COLLATERAL IS LOCATED REQUIRE APPLICATION OF SUCH LAWS WITH RESPECT TO SUCH COLLATERAL.

Section 8.               Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9.               Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Section 10.             No Waiver.  Except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 11.             Successors and Assigns.  This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender hereunder, to the benefit of each Lender and the respective successors, transferees and assigns.

Section 12.             Entire Agreement.  THIS AMENDMENT, THE  CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF.  FURTHERMORE, IN THIS REGARD, THIS

AGREEMENT  REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date hereof.

BORROWER:

PINNACLE GAS RESOURCES, INC.

By:	/s/ Peter G. Schoonmaker
Name: Peter G. Schoonmaker
Title: Chief Executive Officer and President

ADMINISTRATIVE AGENT:

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Robert L. Roberts
Name: Robert L. Roberts
Title: Managing Director

LENDER:

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Robert L. Roberts
Name: Robert L. Roberts
Title: Managing Director